UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Formerly CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION)

(Depositor into the Issuers described herein)

FIRST USA CREDIT CARD MASTER TRUST

(Issuer of the First USA Collateral Certificate)

CHASE CREDIT CARD MASTER TRUST

(Issuer of the Chase Collateral Certificate)

CHASE ISSUANCE TRUST

(Formerly BANK ONE ISSUANCE TRUST)

(Issuer of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-118423	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On November 10, 2005, pursuant to Assignment No. 9 of Receivables in Additional Accounts (the “Assignment No. 9 of Receivables in Additional Accounts”), between Chase Bank USA, National Association, a national banking association (the “Bank”) and the Chase Issuance Trust, a Delaware statutory trust (the “Trust”), the Bank designated and sold accounts with an initial approximate aggregate amount of credit card receivables of $1.5 billion to the Trust.

On November 10, 2005, pursuant to Assignment No. 9 of Receivables in Additional Asset Pool One Accounts (the “Assignment No. 9 of Receivables in Additional Asset Pool One Accounts” and together with the Assignment No. 9 of Receivables in Additional Accounts, “Assignment No. 9”), between the Trust and Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”), the Trust designated and pledged accounts with an initial approximate aggregate amount of credit card receivables of $1.5 billion to the Collateral Agent.

The Bank services the receivables that are included in Assignment No. 9 and will continue to service the accounts associated with such receivables following Assignment No. 9.

The management of the Bank believes that Assignment No. 9 will have no material effect on the Trust or the asset backed securities issued by the Trust.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Assignment No. 9 of Receivables in Additional Accounts, dated as of November 10, 2005, by and between Chase Bank USA, National Association and Chase Issuance Trust.

(10.2)	Assignment No. 9 of Receivables in Additional Asset Pool One Accounts, dated as of November 10, 2005, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (formerly known as Chase Manhattan Bank USA, National Association)
as Depositor, Transferor and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: November 10, 2005